FMC GLOBALSAT


Fred.Olsen

YOUR WORLD. CONNECTED.

March - 2019

A KYMETA™ exclusive worldwide distributor for the renewable energy industry.

Disclaimer

This presentation has been prepared solely for the benefit of a limited number of sophisticated investors interested in FMC GlobalSat Inc., referred to herein as the "Company" or "FMC". This is not an offer or solicitation, and is provided for informational purposes only. It has been prepared from information provided by the management of FMC. This document contains confidential information that is not generally available to the public and distribution of this presentation or non-public information contained herein to any person is unauthorized, and any reproduction of this presentation, in whole or in part, or the divulgence of any of its contents, without the prior written consent of the presenter is strictly prohibited.

All information presented herein with respect to the existing business and historical results of the Company and estimates and projections of future operations are based on material prepared by the management of FMC . No representation or warranty is made as to the accuracy or completeness of such information. The presenter assumes no responsibility for the accuracy and completeness of, and expressly disclaims any and all liability for, information contained in, or for omissions from this document. This document does not purport to contain all of the information that may be required to evaluate participation in the Transaction and any recipient hereof should conduct its own independent analysis of the Transaction and the data and information contained herein. Neither FMC shall be obligated to update or otherwise revise the information contained herein. Only those particular representations and warranties which may be made by FMC and its affiliates in a definitive written agreement related to the Transaction, when and if one is executed, and subject to the limitations contained therein shall have any legal effect.

This presentation contains forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. These forward-looking statements are based on current expectations or beliefs, including, but not limited to, statements concerning the company's operations and financial performance and condition. For this purpose, statements that are not statements of historical fact may be deemed to be forward-looking statements. The Company cautions that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors beyond the control of FMC .

The securities described herein, if and when issued, will not be registered under the securities laws of the United States of America.

About Us

FMC GlobalSat Inc.

- Positioned to become a leading provider of global connectivity, provides best-in-class satellite and wireless solutions
- Key global distributor of **Kymeta** communication solutions and exclusive distributor for the renewable energy industry.
- We deliver reliable, 4G wireless in 180 countries and high-throughput satellite communications (“HTS”) for broadband fixed and mobile applications all integrated and delivered on a single platform;
  - ✓ leveraging 53 Satellites,
  - ✓ 8 teleports & 20,000 miles of fiber optic cable,
  - ✓ 24/7 enterprise grade technical support with 56 points of presence in 37 cities around the world and .
  - ✓ 99.995% reliability, unmatched in the IoT / M2M communications industry.
- Subscription based business model, consistent growth in the triple digit.
- Significant backlog and sales pipeline with multi year contracts ($8.8Million and $52.3Million respectively)
- Growth Year over Year above 700%

Kymeta / FMC Distribution Partnership

Kymeta Corporation

- More than $300 Million invested. Backed by IntelSat, Lux Capital, Liberty Global and Bill Gates
- 150+ Engineers
- First commercial metamaterials-based smart antenna
- Global Satellite Broadband Coverage from IntelSat (largest Satellite Provider)




SIMRAD



Kymeta Partnerships

AIRBUS DEFENCE & SPACE

INTELSAT

inmarsat

e3 systems

FMC GLOBALSAT

SHARP

Honeywell

iDIRECT

JSAT

TOYOTA

FMC GlobalSat is recognized for its unique approach among other key Kymeta commercial partners



INDUSTRY READY FOR DISRUPTION

FUTURE LEO SATELLITE CONSTELLATIONS – 10,000 NEW SATELLITES BY 2023

- Increased connectivity, better mobility
- Massive satellite spectrum that is untapped
- New constellations for access – more providers
- Decreasing launch costs
- Access costs dropping
- Latency Reduction to 50ms

NEW ANTENNA REQUIRED TO CONNECT

- Commercially available electronically scanning antenna - Kymeta

Connectivity is Key


KYMETA
MTENNA


SATELLITE
CORPORATE OFFICE
PRIVATE CIRCUIT, VPN, OR MPLS
INTERNET
PSTN
TELEPORT
DEDICATED LINK, PRIVATE NETWORK, OR MANAGED SERVICE
MINING & CONSTRUCTION
SHIPPING & OFFSHORE SUPPORT
DEEPWATER DRILLING
OIL & GAS PRODUCTION

Kymeta Disruptive Technology – ALWAYS ON


mTenna
Traditional VSat Antenna
Traditional Satellite Dish
X
X
Signal Loss

- Less than 10ms to auto lock to a Satellite
- Software Driven for Optimum connectivity

RE - Promising market growth for connectivity

Our main focus is mission critical assets such as the renewable energy sector, the growth forecast is staggering with almost a 200% forecasted growth on a global power capacity installation over the next 3 years.

- Average spending budget for connectivity per power plant is around 1.5% of the electricity revenue generation. By extension this represents a $2 to $5Billion niche market.

According to the International Energy Agency (IEA), “by 2022, global renewables electricity generation is expected to grow by more than one-third to over 8,000 terawatts per hour, equal to the total consumption of China, India and Germany combined. The global share of renewables in power generation will reach 30% in 2022, up from 24% in 2016”.



GTM Research Global PV Demand 2004-2020E
GWdc
800
700
600
500
400
300
200
100
0
30% CAGR
321
256
59
64
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E
2016E
2017E
2018E
2019E
2020E
Annual Installed PV
Cumulative Installed PV

Growth on Solar PV power generation system is expected to growth from 400GWp in 2017 to 750GWp in 2020.

Subscription Based Business Model

Recurring Revenue Business Model with long term contracts coupled with Added Value Services.

- All equipment are provided and bundled in the service monthly subscription, FMC GlobalSat retain ownership of the equipment and hardware.
- Limited inventory requirement – deployment on demand
- Simple monthly subscription with Data Plan accommodating a single site to large portfolio of assets :
  - ✓ 4G/LTSAT (4G Wireless + Satellite connectivity)
  - ✓ Satellite VSAT only
  - ✓ M2M wireless only
  - ✓ VOIP plan

- Data plan ranging from a few GB to multi TB of monthly data allowance.
  - ✓ Satellite and 4G wireless integrated on a proprietary platform
  - ✓ Dedicated Customer Portal with access to key Performance indicator

- Professional network and managed network services
  - SD-WAN/VPN
  - Network security
  - Tailored solutions

Connectivity Opportunity – Targeted Markets

We have been successful implementing its solution within the following market verticals:

- Oil & Gas
- Terrestrial & Mobile applications
- Renewable Energy – a sector averaging $230Billion of investment annually and with rapid growth of deployment (CAGR of 30%)
- Maritime Yachts & Commercial vessel


GMS
GMS
Implementation on the world largest offshore windfarm

Key growth driven application:

- River Cruise ship, Maritime Yachts and Commercial vessels
- Renewable Energy (Solar, Wind onshore and offshore power plants)
- Oil & Gas servicing offshore rigs and onshore facilities

Remote Location Challenge





- Dealing with Remote Location implies high OPEX
- Couple of hours of communication outage means thousands of USD of loss
- Connecting to local network & SCADA system
- High Speed connectivity, necessary for live stream
- multiple timestamp for data transfer

Industry Challenges

Unmet Customer Needs with Current Telecommunication solution:

Energy producers monitor and control remotely their assets, using multiple telecommunication system:

- **Microwave point to point** ($500,000 / tower – average leasing monthly price >$3,000), requires permitting, high maintenance cost
- **Fiber** (hundreds of thousands per mile of cable, including civil engineering, permitting, etc…)
- **Traditional Satellite**, with dedicated bandwidth cost above $4,000/month for 1.5mbs
  - Fixed Satellite dish looses signal and are sensitive to natural elements (wind, earthquake, etc..)
- **Cellular Wireless network** (remote area not covered, unable to provide data above 15GB/month), cost varies by carrier and location if available
  - Monitored system connected via 2G & GPRS have been phased out in 2017
  - 3G, to be phased out by 2021, customers required to replace their hardware to stay in-step with current technology
- **Limited connectivity / limited bandwidth impact data granularity and system efficiency**
  - Data security
  - Emergency – Disaster contingency plan





Great Connectivity Starts with Great Coverage


OUR HTS SATELLITE GLOBAL COVERAGE - 2018
One Operator – Same Price

Worldwide 4G/ LTE for M2M Application



EUROPE
ASIA
NORTH AMERICA
Atlantic Ocean
AFRICA
SOUTH AMERICA
Indian Ocean
AUSTRALIA
Bing
1000 miles
2500 km

180 Countries covered and counting!

From 3MB to TB data usage:

- ✓ No traffic restriction
- ✓ Automated platform
- ✓ Ideal for M2M and IoT application
- ✓ Comes with outdoor grade modem and antenna amplifier
- ✓ Industrial grade SIM card



highest 4G speed : up to 150 Mb/s on 700Mhz to 2,6 GHz bandwidth for downloads.
largest 4G spectrum : FMC is the only MVNO operator to have of a set of 30MHz : 20 Mhz on the 2.6 GHz bandwidth and 10 Mhz on the 800 Mhz bandwidth

FMC Solutions

Satellite Only

- Global Coverage – Ku Band – Compatible with LEO future High Speed Satellites
- Revolutionary VSAT flat Panel antenna (Kymeta) with no moving parts – Maintenance free
- High speed bandwidth 5Mbps (4Mbps down and 1Mbps up)

FMC's 4G/LTSAT™

- 180 Countries with 150Mbps bandwidth on 4G network same pricing
- No need to switch SIM cards
- Global Coverage on Satellite with 5Mbps bandwidth
- Include VSAT antenna, Wireless & Wi-Fi modem and antenna amplifiers

Wireless M2M

- Professional grade M2M solutions with Large Data usage allocation from 500GB to multi TB of data (ideal for large portfolio of assets and data pooling for fleet)

All FMC's solutions come with:

- High security software system, direct VPN and encryption to secure incoming and outgoing data.
- Static IP address if needed
- Flexible Data Plan and Subscription with no traffic restriction (No Fair Use policy)
- Managed Network Services and QoS capabilities
- Protocols supported: TCP, UDP, ICMP, SKIP, GRE, ESP, SMTP, IMAP, POP3, FTP, HTTP, HTTPS


KYMETA

24/7 Customer Support


INTELSAT

IntelSat EPIC Constellation:

- **53 Satellite and Growing**
- **8 Teleport**
- **20,000+ miles global fiber optic connectivity**
- **56 points of presence in 37 cities around the world**

In partnership with IntelSat, Kymeta and FMC provide NOC engineers to ensure that each site is monitored 24/7 for optimum connectivity.

EASY SET UP – Plug and Play




SIMRAD



Why Our Satellite & Wireless Solution?

NO MOVING PARTS
High reliability

SIZE
Low profile, small space requirements,
plus transmit and receive on one aperture

WEIGHT
Lightweight for hand-carry, self-installation

POWER
Low power consumption

SCALABLE
Combine antennas to increase throughput

COMPATIBLE
Technology enabled for GEO, MEO and LEO
satellite constellations

EASY INSTALLATION
Automatic satellite acquisition

SERVICE COST
Lowest costs in the industry

FLEXIBLE
Many installation options

BUNDLE
Antenna can be purchased with global capacity

BROADBAND
4Mbps Down/1Mbps Up

SECURE
More secure point-to-point connection on Ku band

Executive Summary

Company Overview

Incorporated:	April 2017 in Florida, U.S.A. as an Inc.
Headquarters:	3301 SE 14th Avenue – Fort Lauderdale FL-33316 - USA
Company Contact Info:	sales@FMCGlobalSat.com | www.FMCGlobalSat.com | +1-954-678-0697
Description:	FMC GlobalSat is a global provider of best-in-class satellite and wireless solutions to geographically remote businesses that require reliable, secure, and cost-effective connectivity. Partnering with major wireless carriers and satellite communications providers, FMC GlobalSat delivers a hybrid connectivity solution that incorporates 4G wireless solutions across CDMA, GSM, and LTE networks in more than 190 countries, and high-throughput satellite (HTS) communications.
Key Events	**Mar 2019 – Backlog above $8.8Million and $52.3Million in sales pipeline** **Dec 2018 – Launch of FMC's 4G/LTSAT network to customers – more than 700% Growth YoY** **Nov 2018 –** Completion of an oversubscribed second round of financing $1Million **Sept 2018 –** FMC provided the Kymeta satellite solution to a 400MW Solar power plant in Mexico **July 2018 –** FMC installed and provided the Kymeta satellite solution on the world largest offshore wind farm in the North Sea **May 2018 –** S1 filings effective since Aug 9th **Dec 2017 –** Completion of an oversubscribed Series A $2Million **Oct & Sept. 2017 –** FMC provided to Kymeta the first commercial customers on Kalo network on a yacht & a solar PV **Aug. 2017 –** FMC with its wireless carrier partners can provide global 3G, and 4G cellular solutions across CDMA, GSM, and LTE networks in more than 180 countries and 550 underlying carrier **May. 2017 –** FMC became Kymeta's worldwide distributor with exclusive rights for the renewable energy industry **Apr. 2017 –** FMC GlobalSat is incorporated in Florida.


THANK YOU